BUSINESS OPPORTUNITIES AGREEMENT
                        --------------------------------

           THIS BUSINESS OPPORTUNITIES AGREEMENT dated as of January 1, 1999 (this "Agreement"), by and between Ulticom, Inc., a New Jersey corporation (the "Corporation"), and Comverse Technology, Inc., a New York corporation ("Comverse").

                              W I T N E S S E T H:
                              - - - - - - - - - -

           WHEREAS, Comverse is the holder of a majority of the outstanding shares of common stock, no par value, of the Corporation ("Common Stock"); and

           WHEREAS, certain directors, officers and/or employees of Comverse may from time to time also serve as directors and/or officers of the Corporation; and

           WHEREAS, such directors and/or officers of the Corporation may from time to time encounter business opportunities or transactions in which both the Corporation and Comverse may have a reasonable expectation or interest; and

           WHEREAS, the parties desire to enter into an agreement which provides for the allocation of such business opportunities and transactions between the parties; and

           NOW, THEREFORE, in consideration of the premises and the mutual obligations, covenants and agreements herein contained, the parties hereto agree as follows:

                                   Article I
                                  DEFINITIONS

           1.1 Definitions. For purposes of this Agreement, the following capitalized terms shall have the meanings set forth below:

           "Affiliate" shall mean, with respect to any given Person, any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. For purpose of this Agreement the term "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

           "Board" shall mean the Board of Directors of the Corporation.

           "Claims" means any and all claims, demands, causes of action, liabilities, losses, costs, damages, and expenses of any kind or nature whatsoever, in law or in equity (including attorneys' fees and costs), and irrespective of whether any such claims or matters arise out of common law, contract, tort, strict liability, violation of statutory laws, or regulations, or any other theory or basis.



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           "Comverse Designee" shall mean any director, officer or employee of any Comverse Party who also serves as a director or officer of any Corporation Party.

           "Comverse Party" shall mean Comverse or any of its Affiliates (other than any Person that is a Corporation Party).

           "Corporation Party" shall mean the Corporation and any Person controlled by the Corporation, whether or not such Person is also controlled by any Comverse Party.

           "Disinterested Director" shall mean any director of the Corporation who is not a director, officer or employee of any Comverse Party.

           "Person" shall mean a natural person, a corporation, a limited liability company, a joint stock company, a partnership, a limited partnership, a joint venture, a trust, an estate, an unincorporated organization, association, agency or any other entity.

           1.2 Chairman or Vice Chairman of a Corporation Party. For purposes of this Agreement, a director of any Corporation Party who is Chairman or Vice Chairman of the Board of Directors of such Corporation Party or any committee thereof shall not be deemed to be an officer of such Corporation Party by reason of holding such position (regardless of whether such position is deemed an office of the Corporation Party under such Corporation Party's By-laws), unless such person is a full-time employee of such Corporation Party.

                                   Article II
                              CONDUCT OF BUSINESS

           2.1 Conduct of Comverse's Business. Subject to the provisions of
Section 3.1(a)(2), unless otherwise agreed in writing between Comverse and the Corporation, a Comverse Party shall have the right to, and shall not have a duty not to, (i) engage in the same or similar business activities or lines of business as any Corporation Party engages in, (ii) do business with any potential or actual customer or supplier of any Corporation Party and (iii) employ or otherwise engage, or solicit for such purpose, any director, officer or employee of a Corporation Party. No Comverse Party and no director, officer, employee or agent of any Comverse Party, whether or not such Person is also a director, officer, employee, agent or shareholder of a Corporation Party, shall be liable to any Corporation Party or its stockholders for breach of any fiduciary or other duty that such Person may have by reason of any Comverse Party undertaking any activity permitted in this Section 2.1.


                                  Article III
                            CORPORATE OPPORTUNITIES

           3.1 Allocation of Opportunities Relating to Both Parties.



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           (a) The parties agree that in determining whether any business opportunity or transaction shall belong to Comverse or the Corporation for the purposes of this Agreement, the following rules shall apply:

                  (1) If such business opportunity or transaction was offered to an individual who is a director but not an officer or employee of a Corporation Party and who is also an officer or employee (whether or not a director) of a Comverse Party, then such business opportunity or transaction shall belong to Comverse;

                  (2) If such business opportunity or transaction was offered to an individual who is an officer or employee (whether or not a director) of a Corporation Party and who is also a director but not an officer or employee of a Comverse Party, then such business opportunity or transaction shall belong to the Corporation; and

                  (3) If such business opportunity or transaction was offered to any other individual who is (i) an officer or employee of a Corporation Party and an officer or employee of a Comverse Party or (ii) a director of both a Corporation Party and a Comverse Party but not an officer or employee of any such party, then such business opportunity or transaction shall belong to Comverse.

           (b) The provisions of this Section 3.1 shall not apply to any business transaction or opportunity which the parties agree in writing shall be excluded from the provisions of this Section 3.1, provided that such agreement is approved by a majority of the Disinterested Directors or otherwise in accordance with the New Jersey Business Corporation Act or any other applicable law; provided, further, however, that no presumption or implication shall arise from the existence or absence of such agreement as to whether any other business opportunity or transaction not explicitly covered by such agreement is excluded from the provisions of this Section 3.1.

           3.2 Other Opportunities Acquired by Comverse. In the event that any director, officer or employee of a Comverse Party who is not also a director, officer or employee of a Corporation Party acquires knowledge of any business opportunity or transaction (including any business opportunity or transaction that by its nature may be in the line or lines of business of a Corporation Party), such Comverse Party shall have no duty to communicate or present such business opportunity or transaction to any Corporation Party and shall not be liable to any Corporation Party or its stockholders for breach of any fiduciary or other duty that such Comverse Party may have as a stockholder of the Corporation or otherwise by reason of the fact that such Comverse Party pursues or acquires such business opportunity or transaction for itself, directs such business opportunity or transaction to another Person or does not present such business opportunity to any Corporation Party.

           3.3 Other Obligations; Failure to Pursue an Opportunity. Any business opportunity or transaction that belongs to either Comverse or the Corporation pursuant to this Agreement shall not be pursued by the other, or directed by the


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other to another Person, unless and until Comverse or the Corporation, as the case may be, determine not to pursue such opportunity. Notwithstanding anything herein to the contrary, if the party to whom a business opportunity or transaction belongs pursuant to this Agreement does not within a reasonable period of time begin to pursue, or thereafter continue to pursue, such business opportunity or transaction diligently and in good faith, the other party may then pursue such business opportunity or transaction or direct it to another Person.

           3.4 Agreements Respecting Opportunities. Nothing herein shall prohibit one or more Corporation Parties and one or more Comverse Parties from entering into any contract, agreement, arrangement or transaction involving a business opportunity, provided that such contract, agreement, arrangement or transaction is approved in accordance with the New Jersey Business Corporation Act or any other applicable law. Any such contract, agreement, arrangement or transaction not so approved shall not by reason thereof result in any breach of any fiduciary or other duty, but shall be governed by the New Jersey Business Corporation Act or any other applicable law.

           3.5 Acknowledgment, Release and Indemnity.

           (a) The Corporation hereby (i) acknowledges and agrees that, except as provided in this Agreement, no Comverse Party shall have any obligation to offer a Corporation Party any business opportunity or transaction, (ii) renounces any interest or expectancy in any business opportunity or transaction pursued by a Comverse Party in accordance with this Agreement, and (iii) waives any claim that any such business opportunity or transaction pursued by a Comverse Party constitutes a corporate opportunity of a Corporation Party, unless such business opportunity was pursued by a Comverse Party in violation of this Agreement.

           (b) The Corporation hereby acknowledges and agrees that any Comverse Party and any Comverse Designee that complies with the provisions of this Agreement relating to business opportunities or transactions (i) shall have fully satisfied and fulfilled any fiduciary or other duties such Person may have to such Corporation Party and their stockholders with respect to such business opportunity or transaction, (ii) shall not be liable to the Corporation Party or its stockholders for breach of any fiduciary or other duty by reason of the fact that any Comverse Party pursues or acquires such business opportunity or transaction for itself or directs such business opportunity or transaction to another Person or does not communicate information regarding such business opportunity or transaction to the Corporation Party, (iii) shall be deemed to have acted in good faith and in a manner such Person reasonably believes to be in and not opposed to the best interests of the Corporation Party and (iv) shall be deemed not to have breached any duty of loyalty or other duty such Person may have to the Corporation Party or its stockholders and not to have derived an improper benefit therefrom.

           (c) The Corporation acknowledges and agrees that with respect to any business opportunity or transaction not specifically belonging to the Corporation pursuant to this Agreement, a Comverse Party may pursue such business opportunity or transaction and conduct the business related thereto without any obligation to offer it to a Corporation Party. The Corporation


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acknowledges and agrees that in such case, to the extent that a court might hold that the pursuit of such business opportunity or transaction or the conduct of any other activity permitted hereunder is a breach of any standard of care, a duty of loyalty, or other duty owed to the Corporation (and without admitting that the pursuit of such opportunity or the conduct of such activity is such a breach of any such standard or duty), the Corporation hereby fully and irrevocably renounces, releases and waives, to the extent permitted by applicable law, any interest or expectancy in such business opportunity or transaction or permitted activity pursued by a Comverse Party pursuant to this Agreement and any and all Claims that the Corporation or any Person claiming by, through, or under the Corporation may have to claim that such business opportunity or transaction is a corporate opportunity of the Corporation or that the pursuit by a Comverse Party of any such business opportunity or transaction or the conduct of such activity permitted hereunder is a breach of any standard of care, duty of loyalty, or other duty owed to the Corporation (including, to the extent permitted by applicable law, any and all Claims arising either directly or derivatively, and whether brought by, through, or under the Corporation, or by any stockholder, creditor, subsidiary or Affiliate of the Corporation).

           (d) The Corporation, for itself and its successors and assigns, hereby agrees to indemnify, defend, and hold harmless, to the extent permitted by applicable law, Comverse and its predecessors and successors in interest, and all of Comverse' and its respective predecessors and successors in interests' respective Affiliates, stockholders, directors, officers, employees, agents, attorneys, servants, invitees, contractors, licensees, legal representatives, successors, and assigns, from any and all such Claims relating to the subject matter hereof that may be asserted (i) by any Person whomsoever claiming by, through, or under the Corporation or (ii) by any successors of the Corporation. It is the express intention of the Corporation that, to the extent permitted by applicable law, the indemnity to Comverse herein provided covers any such Claims asserted by, through, or under the Corporation, notwithstanding that such Persons are not signatories to this Agreement, and whether or not the release provisions are directly enforceable against any Persons who are not signatories to this Agreement. This indemnity applies for the benefit of Comverse regardless of whether such claims are based in whole or in part upon the alleged partial or sole negligence or strict liability of Comverse (or its predecessors or successors in interest, or Comverse' or its respective predecessors or successors in interests' respective Affiliates, stockholders, directors, officers, employees, agents, attorneys, servants, invitees, contractors, licensees, legal representatives, successors, and assigns), but shall not apply in the case of bad faith, willful misconduct or breach of this Agreement by a Comverse Party or any director, officer or employee of a Comverse Party or any other indemnified party. The renunciations, waivers and agreements herein apply equally to activities to be conducted in the future and activities that have been conducted in the past.

           3.6 Other Conduct. Any conduct by any Comverse Party or any of its directors, officers, employees or agents in connection with the affairs of such Comverse Party, and any conduct of any Comverse Designee, that does not comply with this Agreement shall not by reason thereof void a transaction or make it


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voidable or be deemed a breach of any fiduciary or other duty that may be owed to any Corporation Party but shall be governed by the New Jersey Business Corporation Act or any other applicable law.

                                   Article IV
                                     TERM

           4.1 Term. This Agreement shall expire on the first day on which all Comverse Parties no longer beneficially own Common Stock representing at least 20 percent (20%) of the combined voting power of outstanding shares of Common Stock of the Corporation and no person who is a director or officer of a Corporation Party is also a director, officer or employee of a Comverse Party.


                                   Article V
                                 MISCELLANEOUS

           5.1 Amendments; Waivers. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the parties hereto. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

           5.2 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to its subject matter, and supersedes and replaces all prior agreements and understandings of the parties in connection with such subject matter.

           5.3 Notices. All notices and other communications hereunder shall be given in writing and delivered personally, by registered or certified mail (postage prepaid, return receipt requested), by overnight courier (postage prepaid), facsimile transmission or similar means, to the party to receive such notices or communications at the address set forth below (or such other address as shall from time to time be designated by such party to the other parties in accordance with this Section 5.3):

If to the Corporation:              Ulticom, Inc.
                                    1020 Briggs Road
                                    Mt. Laurel, NJ  08054
                                    Attention:  President & Chief
                                    Executive Officer
                                    Telecopy:  (856) 866-2033



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If to Comverse:                     Comverse Technology, Inc.
                                    909 Third Avenue
                                    New York, NY  10022
                                    Attention:  Senior Counsel
                                    Telecopy:  (212) 414-1499


All such notices and communications hereunder shall be deemed given when received, as evidenced by the signed acknowledgment of receipt of the person to whom such notice or communication shall have been personally delivered, the acknowledgment of receipt returned to the sender by the applicable postal authorities, the confirmation of delivery rendered by the applicable overnight courier service, or the confirmation of a successful facsimile transmission of such notice or communication.

           5.4 Governing Law. THE PARTIES HERETO AGREE THAT EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREUNDER.

           5.5 Assignment; Binding Effect. No party hereto shall have the right to assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the other party hereto; and any purported assignment of this Agreement or any of the rights or obligations of a party hereunder without such consent shall be deemed to be null and void ab initio. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and permitted assigns.

           5.6 No Partnership. No term or provision of this Agreement shall be construed to establish any partnership, agency, or joint venture relationship between the parties hereto.

           5.7 Invalidity. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law. If any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

           5.8 Headings. The headings in this Agreement are for convenience of reference only and are not intended to be a part of this Agreement or to affect the meaning or interpretation of this Agreement.

           5.9 Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one agreement.


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           IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.



                                        ULTICOM, INC.

                                        By: /s/ Shawn Osborne
                                            ---------------------------------
                                            Name: Shawn Osborne
                                            Title: President and
                                                   Chief Executive Officer



                                        COMVERSE TECHNOLOGY, INC.

                                        By: /s/ David Kreinberg
                                            ---------------------------------
                                            Name: David Kreinberg
                                            Title: Cheif Financial Officer







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